UNITED STATES
                                         SECURITIES AND EXCHANGE COMMISION
                                             Washington, D.C. 20549

                                           _________________________
                                                    FORM 8-K
                                                 CURRENT REPORT


                                    Pursuant to Section 13 or 15(d) of the
                                        Securities Exchange Act of 1934

                               Date of Report (Date of earliest event reported)
                                                 July 6, 2005

                                                  ENXNET, INC.
                         (Exact name of registrant as specified in its charter)

           Oklahoma                      000-30675           73-1561191
(State or other jurisdiction)      (Commission File No.) (IRS Employer ID)
   (of incorporation0

                                       11333 E. Pine St., Suite 75
                                          Tulsa, Oklahoma 74119
                          (Address of principal executive offices and Zip Code)

                                             (918) 592-0015
                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)
( ) Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12
( ) Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act
(17 CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c)
    under the Exchange Act
(17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

The Board of Directors EnXnet, Inc. announces that effective July 6, 2005 that they have elected Linda Howard to serve as Secretary of the Corporation. Ms. Howard has been employed by Enxnet since July 2001 and has served in the capacity of executive assistant. Prior to coming to the Company she managed Sooner Beauty Supply in Tulsa, OK from May 1998 to June 2001. Ms. Howard has worked with management for Doctor's Hospital; OTASCO; Yellow Freight System; Blue Cross and Blue Shield; and Skelly Oil Company. Ms. Howard attended Tulsa Community College.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of July, 2005.

ENXNET INC.
By: /s/ Ryan Corley
Ryan Corley, President, Principal Executive Officer and a member of the Board of Directors